Exhibit 99.2

Financial Supplement

Financial Information
as of December 31, 2010
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investor Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
December 31, 2010

Address:	Investor Information:

Platinum Underwriters Holdings, Ltd.	Lily Outerbridge
The Belvedere Building	Vice President, Director of Investor Relations
69 Pitts Bay Road	Tel: (441) 298-0760
Pembroke, HM 08 Bermuda	Fax: (441) 296-0528
Website: www.platinumre.com	Email: louterbridge@platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2009.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, operating income or loss, related underwriting ratios, book value per common share and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, severe natural or man-made catastrophic events, the effectiveness of our loss limitation methods and pricing models, the adequacy of our liability for unpaid losses and loss adjustment expenses, our ability to maintain our A.M. Best Company, Inc. and Standard & Poor’s ratings, our ability to raise capital on acceptable terms if necessary, the cyclicality of the property and casualty reinsurance business, the highly competitive nature of the property and casualty reinsurance industry, our ability to maintain our business relationships with reinsurance brokers, the availability of retrocessional reinsurance on acceptable terms, market volatility and interest rate and currency exchange rate fluctuation, tax, regulatory or legal restrictions or limitations applicable to us or the property and casualty reinsurance business generally, general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged United States or global economic downturn or recession; and changes in our plans, strategies, objectives, expectations or intentions, which may happen at any time at our discretion.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by, or on behalf of, us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:

Financial Highlights:
a. Financial Highlights	3

Balance Sheet:
a. Condensed Consolidated Balance Sheets - by Quarter	4

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - Summary	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter	6

Other Company Data:
a. Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share - Summary	9
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	10
c. Book Value Per Common Share	11

Statements of Cash Flow:
a. Condensed Consolidated Statements of Cash Flows - Summary	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13

Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Segment Reporting - Twelve Month Summary	15
c. Property and Marine Segment - by Quarter	16
d. Casualty Segment - by Quarter	17
e. Finite Risk Segment - by Quarter	18

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	19
b. Premiums by Line of Business - Three Month Summary	20
c. Premiums by Line of Business - Twelve Month Summay	21

Investments:
a. Investment Portfolio	22
b. Available-for-Sale Security Detail	23
c. Corporate Bonds Detail	24
d. Municipal Bonds Detail	25
e. Net Realized Gains on Investments and Net Impairment Losses on Investments	26

Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	27
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	28

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	29

Platinum Underwriters Holdings, Ltd.
Financial Highlights
December 31, 2010 and 2009
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Highlights
Net premiums written	$162,017	$200,855	$760,589	$897,834
Net premiums earned	184,980	227,584	779,994	937,336
Underwriting income	(14,497)	51,805	108,869	218,188
Net investment income	30,430	40,871	134,385	163,941
Net operating income (loss) (a)	(9,108)	73,203	159,180	324,963
Net realized gains on investments	8,494	24,713	107,791	78,630
Net impairment losses on investments	(11,050)	(5,864)	(36,610)	(17,603)
Net income (loss) attributable to common shareholders	$(17,724)	$90,771	$215,498	$381,990

Total assets	$4,614,313	$5,021,578	$4,614,313	$5,021,578
Investments and cash	4,212,498	4,369,649	4,212,498	4,369,649
Total shareholders' equity	1,895,455	2,077,731	1,895,455	2,077,731
Unpaid losses and loss adjustment expenses	$2,217,378	$2,349,336	$2,217,378	$2,349,336

Per share data
Common shares outstanding	37,758	45,943	37,758	45,943
Weighted average common shares outstanding - basic	38,670	48,294	41,930	49,535
Adjusted weighted average common shares outstanding - diluted	40,953	51,466	45,052	52,315
Basic earnings (loss) per common share	$(0.46)	$1.88	$5.14	$7.71
Diluted earnings (loss) per common share	(0.46)	1.76	4.78	7.33
Operating income (loss) per common share - diluted (a)	(0.24)	1.42	3.52	6.20
Dividends per common share	0.08	0.08	0.32	0.32
Book value per common share	$50.20	$45.22	$50.20	$45.22

(a) See computation of net operating income (loss) on page 7.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets - by Quarter
($ in thousands, except per share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Assets
Investments	$3,047,973	$2,874,351	$3,335,914	$3,754,054	$3,660,515
Cash, cash equivalents and short-term investments	1,164,525	1,664,833	1,192,099	761,774	709,134
Accrued investment income	31,288	27,315	28,373	32,031	29,834
Reinsurance premiums receivable	162,682	175,914	160,729	320,724	269,912
Reinsurance balances (prepaid and recoverable)	18,434	24,253	28,036	28,025	29,710
Funds held by ceding companies	84,078	82,428	85,030	85,695	84,478
Deferred acquisition costs	36,584	39,841	38,994	43,381	40,427
Other assets	68,749	47,324	65,574	68,346	197,568
Total assets	$4,614,313	$4,936,259	$4,934,749	$5,094,030	$5,021,578

Liabilities
Unpaid losses and loss adjustment expenses	$2,217,378	$2,194,173	$2,224,026	$2,378,253	$2,349,336
Unearned premiums	154,975	180,432	168,545	205,606	180,609
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	59,388	58,460	57,370	96,451	90,461
Other liabilities	37,117	88,321	129,373	80,076	73,441
Total liabilities	2,718,858	2,771,386	2,829,314	3,010,386	2,943,847

Total shareholders' equity	1,895,455	2,164,873	2,105,435	2,083,644	2,077,731

Total liabilities and shareholders' equity	$4,614,313	$4,936,259	$4,934,749	$5,094,030	$5,021,578

Book value per common share (a)	$50.20	$55.13	$51.23	$46.59	$45.22

(a) Book value per common share is determined by dividing shareholders' equity by actual common shares outstanding of 37,757,926 shares.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - Summary
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Revenue
Net premiums earned	$184,980	$227,584	$779,994	$937,336
Net investment income	30,430	40,871	134,385	163,941
Net realized gains on investments	8,494	24,713	107,791	78,630
Net impairment losses on investments	(11,050)	(5,864)	(36,610)	(17,603)
Other income (expense)	(165)	(1,138)	(207)	3,084
Total revenue	212,689	286,166	985,353	1,165,388

Expenses
Net losses and loss adjustment expenses	152,283	109,993	467,420	478,342
Net acquisition expenses	32,742	47,916	146,676	176,419
Net changes in fair value of derivatives	3,089	2,913	9,588	9,741
Operating expenses	20,731	25,698	82,636	94,682
Net foreign currency exchange losses (gains)	2,446	(242)	1,385	(399)
Interest expense	4,764	4,759	18,996	19,027
Total expenses	216,055	191,037	726,701	777,812

Income (loss) before income taxes	(3,366)	95,129	258,652	387,576
Income tax expense	14,358	4,358	43,154	4,285

Net income (loss)	(17,724)	90,771	215,498	383,291
Preferred dividends	-	-	-	1,301

Net income (loss) attributable to common shareholders	$(17,724)	$90,771	$215,498	$381,990

Basic
Weighted average common shares outstanding	38,670	48,294	41,930	49,535
Basic earnings (loss) per common share	$(0.46)	$1.88	$5.14	$7.71

Diluted
Adjusted weighted average common shares outstanding	40,953	51,466	45,052	52,315
Diluted earnings (loss) per common share	$(0.46)	$1.76	$4.78	$7.33

Comprehensive income (loss)
Net income (loss)	$(17,724)	$90,771	$215,498	$383,291
Other comprehensive income (loss), net of deferred taxes	(83,083)	(36,726)	45,517	133,226
Comprehensive income (loss)	$(100,807)	$54,045	$261,015	$516,517

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Revenue
Net premiums earned	$184,980	$183,404	$191,432	$220,178	$227,584
Net investment income	30,430	31,078	35,372	37,505	40,871
Net realized gains on investments	8,494	44,351	49,489	5,457	24,713
Net impairment losses on investments	(11,050)	(4,048)	(3,410)	(18,102)	(5,864)
Other income (expense)	(165)	(171)	(144)	273	(1,138)
Total revenue	212,689	254,614	272,739	245,311	286,166

Expenses
Net losses and loss adjustment expenses	152,283	79,094	71,475	164,568	109,993
Net acquisition expenses	32,742	32,517	44,088	37,329	47,916
Net changes in fair value of derivatives	3,089	4,154	30	2,315	2,913
Operating expenses	20,731	20,004	20,160	21,741	25,698
Net foreign currency exchange losses (gains)	2,446	235	(67)	(1,229)	(242)
Interest expense	4,764	4,763	4,709	4,760	4,759
Total expenses	216,055	140,767	140,395	229,484	191,037

Income (loss) before income taxes	(3,366)	113,847	132,344	15,827	95,129
Income tax expense	14,358	20,185	8,205	406	4,358

Net income (loss)	(17,724)	93,662	124,139	15,421	90,771
Preferred dividends	-	-	-	-	-

Net income (loss) attributable to common shareholders	$(17,724)	$93,662	$124,139	$15,421	$90,771

Basic
Weighted average common shares outstanding	38,670	40,485	43,225	45,431	48,294
Basic earnings (loss) per common share	$(0.46)	$2.31	$2.87	$0.34	$1.88

Diluted
Adjusted weighted average common shares outstanding	40,953	44,044	46,249	48,494	51,466
Diluted earnings (loss) per common share	$(0.46)	$2.13	$2.68	$0.32	$1.76

Comprehensive income (loss)
Net income (loss)	$(17,724)	$93,662	$124,139	$15,421	$90,771
Other comprehensive income (loss), net of deferred taxes	(83,083)	45,895	34,833	47,872	(36,726)
Comprehensive income (loss)	$(100,807)	$139,557	$158,972	$63,293	$54,045

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Net income (loss) attributable to common shareholders	$(17,724)	$90,771	$215,498	$381,990

Adjustments for:
Net realized gains on investments, net of tax	(4,725)	(22,188)	(89,949)	(72,138)
Net impairment losses on investments, net of tax	10,926	4,822	32,139	15,420
Net foreign currency exchange losses (gains), net of tax	2,415	(202)	1,492	(309)
Net operating income (loss) (a)	$(9,108)	$73,203	$159,180	$324,963

Per diluted common share:
Net income (loss) attributable to common shareholders	$(0.46)	$1.76	$4.78	$7.30
Adjustments for:
Net realized gains on investments	(0.12)	(0.43)	(2.00)	(1.38)
Net impairment losses on investments	0.28	0.09	0.71	0.29
Net foreign currency exchange losses (gains)	0.06	-	0.03	(0.01)
Net operating income (loss) (b)	$(0.24)	$1.42	$3.52	$6.20

Adjusted weighted average common shares outstanding - diluted	38,670 (c)	51,466	45,052	52,315

(a) Operating income represents net income after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign exchange gains and losses.

(b) Operating income per diluted common share is calculated by dividing operating income by diluted weighted average shares outstanding for the period.

(c) The adjusted weighted average common shares outstanding - diluted for the three months ended December 31, 2010 was 40,953. We have used the basic weighted average common shares outstanding in the computation above as potential common shares are not included in the denominator of a diluted per share computation during a period of loss if the effect of including those potential shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Key Ratios

Combined ratio (%)	107.8%	68.1%	67.4%	98.7%	77.3%

Investable assets to shareholders' equity ratio	2.22:1	2.10:1	2.15:1	2.17:1	2.10:1

Debt to total capital (%)	11.7%	10.4%	10.6%	10.7%	10.7%

Net premiums written (annualized) to shareholders' equity	0.34	0.37	0.29	0.47	0.39

Share Data

Book value per common share (a)	$50.20	$55.13	$51.23	$46.59	$45.22

Common shares outstanding (000's)	37,758	39,266	41,095	44,722	45,943

Market Price Per Common Share
High	$45.80	$44.04	$39.28	$38.89	$39.45
Low	42.10	35.63	35.06	34.60	34.63
Close	$44.97	$43.52	$36.29	$37.08	$38.29

Industry Ratings

Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A	A	A	A	A

Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB+	BBB+	BBB+	BBB+	BBB+

Supplemental Data
Total employees	144	145	145	145	146

See Definitions and Presentation on page 1.

(a) Book value per common share is determined by dividing shareholders' equity by actual common shares outstanding of 37,757,926 shares.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share - Summary
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Earnings (Loss)
Basic
Net income (loss) attributable to common shareholders	$(17,724)	$90,771	$215,498	$381,990

Diluted
Net income (loss) attributable to common shareholders	(17,724)	90,771	215,498	381,990
Effect of dilutive securities:
Preferred share dividends	-	-	-	1,301
Adjusted net income (loss) for diluted earnings per common share	$(17,724)	$90,771	$215,498	$383,291

Common Shares
Basic
Weighted average common shares outstanding	38,670	48,294	41,930	49,535

Diluted
Weighted average common shares outstanding	38,670	48,294	41,930	49,535
Effect of dilutive securities:
Conversion of preferred shares	-	-	-	756
Common share options	1,703	2,623	2,610	1,595
Restricted shares and share units	580	549	512	429
Adjusted weighted average common shares outstanding	40,953	51,466	45,052	52,315

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$(0.46)	$1.88	$5.14	$7.71

Diluted earnings (loss) per common share	$(0.46)	$1.76	$4.78	$7.33

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Earnings (Loss)
Basic
Net income (loss) attributable to common shareholders	$(17,724)	$93,662	$124,139	$15,421	$90,771

Diluted
Net income (loss) attributable to common shareholders	(17,724)	93,662	124,139	15,421	90,771
Effect of dilutive securities:
Preferred share dividends	-	-	-	-	-
Adjusted net income (loss) for diluted earnings per common share	$(17,724)	$93,662	$124,139	$15,421	$90,771

Common Shares
Basic
Weighted average common shares outstanding	38,670	40,485	43,225	45,431	48,294

Diluted
Weighted average common shares outstanding	38,670	40,485	43,225	45,431	48,294
Effect of dilutive securities:
Conversion of preferred shares	-	-	-	-	-
Common share options	1,703	3,064	2,583	2,540	2,623
Restricted shares and share units	580	495	441	523	549
Adjusted weighted average common shares outstanding	40,953	44,044	46,249	48,494	51,466

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$(0.46)	$2.31	$2.87	$0.34	$1.88

Diluted earnings (loss) per common share	$(0.46)	$2.13	$2.68	$0.32	$1.76

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share
($ and amounts in thousands, except per share data)

	December 31,	December 31,
	2010	2009

Price per share at period end	$44.97	$38.29

Shareholders' equity	$1,895,455	$2,077,731

Add: Assumed exercise of share options	34,213	69,647

Shareholders' equity - diluted	$1,929,668	$2,147,378

Basic common shares outstanding	37,758	45,943

Add: Common share options (a)	1,010	2,529

Add: Management and directors' options (b)	1,081	2,238

Add: Directors' and officers' restricted share units (c)	790	933

Diluted common shares outstanding	40,639	51,643

Book Value Per Common Share

Basic book value per common share	$50.20	$45.22

Fully converted book value per common share	$47.48	$41.58

See Definitions and Presentation on page 1.

(a) Options with a price of $27.00.

(b) Options with a price below $44.97, the closing share price at December 31, 2010.

(c) As of December 31, 2010 there were 37,758 common shares issued and outstanding.  Included in this number were 218 of restricted shares issued but unvested.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Net cash provided by (used in) operating activities	$(38,042)	$54,720	$24,729	$477,197

Net cash provided by (used in) investing activities	(301,531)	365,976	738,318	(350,289)

Net cash provided by (used in) financing activities	(171,626)	(150,835)	(456,973)	(264,238)

Effect of foreign currency exchange rate changes on cash	450	640	(981)	7,097

Net increase (decrease) in cash and cash equivalents	$(510,749)	$270,501	$305,093	$(130,233)

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Net cash provided by (used in) operating activities	$(38,042)	$41,244	$(12,897)	$34,424	$54,720

Net cash provided by (used in) investing activities	(301,531)	432,699	728,210	(121,060)	365,976

Net cash provided by (used in) financing activities	(171,626)	(84,720)	(140,564)	(60,063)	(150,835)

Effect of foreign currency exchange rate changes on cash	450	7,129	(5,517)	(3,043)	640

Net increase (decrease) in cash and cash equivalents	$(510,749)	$396,352	$569,232	$(149,742)	$270,501

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2010				Three Months Ended December 31, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$76,900	$82,656	$2,461	$162,017	$114,423	$82,548	$3,884	$200,855

Net premiums earned	92,065	90,307	2,608	184,980	133,934	89,189	4,461	227,584

Net losses and loss adjustment expenses	111,215	39,935	1,133	152,283	64,081	47,085	(1,173)	109,993
Net acquisition expenses	12,635	18,600	1,507	32,742	19,281	22,821	5,814	47,916
Other underwriting expenses	8,354	5,796	302	14,452	10,406	7,094	370	17,870
Total underwriting expenses	132,204	64,331	2,942	199,477	93,768	77,000	5,011	175,779
Segment underwriting income (loss)	$(40,139)	$25,976	$(334)	(14,497)	$40,166	$12,189	$(550)	51,805

Net investment income				30,430				40,871
Net realized gains on investments				8,494				24,713
Net impairment losses on investments				(11,050)				(5,864)
Other expense				(165)				(1,138)
Net changes in fair value of derivatives				(3,089)				(2,913)
Corporate expenses not allocated to segments				(6,279)				(7,828)
Net foreign currency exchange (losses) gains				(2,446)				242
Interest expense				(4,764)				(4,759)
Income (loss) before income taxes				$(3,366)				$95,129

GAAP underwriting ratios:
Net loss and loss adjustment expense	120.8%	44.2%	43.4%	82.3%	47.8%	52.8%	(26.3%)	48.3%
Net acquisition expense	13.7%	20.6%	57.8%	17.7%	14.4%	25.6%	130.3%	21.1%
Other underwriting expense	9.1%	6.4%	11.6%	7.8%	7.8%	8.0%	8.3%	7.9%
Combined	143.6%	71.2%	112.8%	107.8%	70.0%	86.4%	112.3%	77.3%

Statutory underwriting ratios:
Net loss and loss adjustment expense	120.8%	44.2%	43.4%	82.3%	47.8%	52.8%	(26.3%)	48.3%
Net acquisition expense	14.6%	20.3%	60.2%	18.2%	15.0%	24.2%	145.8%	21.3%
Other underwriting expense	10.9%	7.0%	12.3%	8.9%	9.1%	8.6%	9.5%	8.9%
Combined	146.3%	71.5%	115.9%	109.4%	71.9%	85.6%	129.0%	78.5%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2010				Twelve Months Ended December 31, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$412,675	$329,397	$18,517	$760,589	$517,011	$356,488	$24,335	$897,834

Net premiums earned	418,763	343,812	17,419	779,994	528,488	388,901	19,947	937,336

Net losses and loss adjustment expenses	343,509	119,679	4,232	467,420	250,646	226,511	1,185	478,342
Net acquisition expenses	60,224	71,474	14,978	146,676	66,992	88,841	20,586	176,419
Other underwriting expenses	32,678	23,091	1,260	57,029	37,331	25,644	1,412	64,387
Total underwriting expenses	436,411	214,244	20,470	671,125	354,969	340,996	23,183	719,148
Segment underwriting income (loss)	$(17,648)	$129,568	$(3,051)	108,869	$173,519	$47,905	$(3,236)	218,188

Net investment income				134,385				163,941
Net realized gains on investments				107,791				78,630
Net impairment losses on investments				(36,610)				(17,603)
Other income (expense)				(207)				3,084
Net changes in fair value of derivatives				(9,588)				(9,741)
Corporate expenses not allocated to segments				(25,607)				(30,295)
Net foreign currency exchange (losses) gains				(1,385)				399
Interest expense				(18,996)				(19,027)
Income before income taxes				$258,652				$387,576

GAAP underwriting ratios:
Net loss and loss adjustment expense	82.0%	34.8%	24.3%	59.9%	47.4%	58.2%	5.9%	51.0%
Net acquisition expense	14.4%	20.8%	86.0%	18.8%	12.7%	22.8%	103.2%	18.8%
Other underwriting expense	7.8%	6.7%	7.2%	7.3%	7.1%	6.6%	7.1%	6.9%
Combined	104.2%	62.3%	117.5%	86.0%	67.2%	87.6%	116.2%	76.7%

Statutory underwriting ratios:
Net loss and loss adjustment expense	82.0%	34.8%	24.3%	59.9%	47.4%	58.2%	5.9%	51.0%
Net acquisition expense	14.4%	20.7%	82.0%	18.8%	12.6%	22.3%	88.0%	18.5%
Other underwriting expense	7.9%	7.0%	6.8%	7.5%	7.2%	7.2%	5.8%	7.2%
Combined	104.3%	62.5%	113.1%	86.2%	67.2%	87.7%	99.7%	76.7%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Net premiums written	$76,900	$114,885	$74,105	$146,785	$114,423

Net premiums earned	92,065	98,342	100,550	127,806	133,934

Net losses and loss adjustment expenses	111,215	70,657	35,010	126,627	64,081
Net acquisition expenses	12,635	14,140	17,218	16,231	19,281
Other underwriting expenses	8,354	7,905	7,720	8,699	10,406
Total underwriting expenses	132,204	92,702	59,948	151,557	93,768
Segment underwriting income (loss)	$(40,139)	$5,640	$40,602	$(23,751)	$40,166

GAAP underwriting ratios:
Net loss and loss adjustment expense	120.8%	71.8%	34.8%	99.1%	47.8%
Net acquisition expense	13.7%	14.4%	17.1%	12.7%	14.4%
Other underwriting expense	9.1%	8.0%	7.7%	6.8%	7.8%
Combined	143.6%	94.2%	59.6%	118.6%	70.0%

Statutory underwriting ratios:
Net loss and loss adjustment expense	120.8%	71.8%	34.8%	99.1%	47.8%
Net acquisition expense	14.6%	13.1%	20.3%	12.5%	15.0%
Other underwriting expense	10.9%	6.9%	10.4%	5.9%	9.1%
Combined	146.3%	91.8%	65.5%	117.5%	71.9%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Net premiums written	$82,656	$80,362	$72,628	$93,751	$82,548

Net premiums earned	90,307	80,437	85,166	87,902	89,189

Net losses and loss adjustment expenses	39,935	8,156	40,058	31,530	47,085
Net acquisition expenses	18,600	16,395	18,752	17,727	22,821
Other underwriting expenses	5,796	5,171	5,654	6,470	7,094
Total underwriting expenses	64,331	29,722	64,464	55,727	77,000
Segment underwriting income	$25,976	$50,715	$20,702	$32,175	$12,189

GAAP underwriting ratios:
Net loss and loss adjustment expense	44.2%	10.1%	47.0%	35.9%	52.8%
Net acquisition expense	20.6%	20.4%	22.0%	20.2%	25.6%
Other underwriting expense	6.4%	6.4%	6.6%	7.4%	8.0%
Combined	71.2%	36.9%	75.6%	63.5%	86.4%

Statutory underwriting ratios:
Net loss and loss adjustment expense	44.2%	10.1%	47.0%	35.9%	52.8%
Net acquisition expense	20.3%	20.2%	23.3%	19.3%	24.2%
Other underwriting expense	7.0%	6.4%	7.8%	6.9%	8.6%
Combined	71.5%	36.7%	78.1%	62.1%	85.6%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Net premiums written	$2,461	$4,180	$4,985	$6,891	$3,884

Net premiums earned	2,608	4,625	5,716	4,470	4,461

Net losses and loss adjustment expenses	1,133	281	(3,593)	6,411	(1,173)
Net acquisition expenses	1,507	1,982	8,118	3,371	5,814
Other underwriting expenses	302	307	313	338	370
Total underwriting expenses	2,942	2,570	4,838	10,120	5,011
Segment underwriting income (loss)	$(334)	$2,055	$878	$(5,650)	$(550)

GAAP underwriting ratios:
Net loss and loss adjustment expense	43.4%	6.1%	(62.9%)	143.4%	(26.3%)
Net acquisition expense	57.8%	42.9%	142.0%	75.4%	130.3%
Other underwriting expense	11.6%	6.6%	5.5%	7.6%	8.3%
Combined	112.8%	55.6%	84.6%	226.4%	112.3%

Statutory underwriting ratios:
Net loss and loss adjustment expense	43.4%	6.1%	(62.9%)	143.4%	(26.3%)
Net acquisition expense	60.2%	44.7%	159.0%	56.6%	145.8%
Other underwriting expense	12.3%	7.3%	6.3%	4.9%	9.5%
Combined	115.9%	58.1%	102.4%	204.9%	129.0%

See Definitions and Presentation on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Property and Marine
Excess-of-loss	$61,174	$74,941	$337,464	$348,363
Proportional	15,726	39,482	75,211	168,648
Subtotal Property and Marine	76,900	114,423	412,675	517,011
Casualty
Excess-of-loss	73,073	65,505	292,968	308,054
Proportional	9,583	17,043	36,429	48,434
Subtotal Casualty	82,656	82,548	329,397	356,488
Finite Risk
Excess-of-loss	-	150	-	-
Proportional	2,461	3,734	18,517	24,335
Subtotal Finite Risk	2,461	3,884	18,517	24,335
Combined Segments
Excess-of-loss	134,247	140,596	630,432	656,417
Proportional	27,770	60,259	130,157	241,417
Total	$162,017	$200,855	$760,589	$897,834

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Property and Marine
United States	$46,960	$84,320	$230,914	$350,726
International	29,940	30,103	181,761	166,285
Subtotal Property and Marine	76,900	114,423	412,675	517,011
Casualty
United States	69,211	72,787	277,666	315,422
International	13,445	9,761	51,731	41,066
Subtotal Casualty	82,656	82,548	329,397	356,488
Finite Risk
United States	2,461	3,884	18,517	24,335
International	-	-	-	-
Subtotal Finite Risk	2,461	3,884	18,517	24,335
Combined Segments
United States	118,632	160,991	527,097	690,483
International	43,385	39,864	233,492	207,351
Total	$162,017	$200,855	$760,589	$897,834

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2010			Three Months Ended December 31, 2009
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$1,785	$1,785	$1,843	$2,049	$2,049	$1,827
North American Property Catastrophe	24,649	24,655	26,813	26,719	26,719	32,845
North American Property Risk	11,195	11,299	12,037	21,617	19,463	21,280
Other Property	9,923	9,923	10,114	37,089	36,584	37,131
Marine / Aviation Proportional	1,810	1,810	1,703	2,115	2,115	1,849
Marine / Aviation Excess	2,458	2,455	2,930	4,961	4,961	5,387
International Property Proportional	4,686	4,686	3,976	1,566	1,566	1,471
International Property Catastrophe	21,337	17,913	29,924	20,432	18,330	28,848
International Property Risk	2,374	2,374	2,725	2,636	2,636	3,296
Subtotal	80,217	76,900	92,065	119,184	114,423	133,934

Casualty
Clash	3,696	3,696	3,717	3,348	3,348	3,427
1st Dollar GL	1,555	1,555	2,147	4,066	4,066	4,208
1st Dollar Other	1,558	1,558	1,478	1,649	1,649	1,644
Casualty Excess	53,238	53,238	55,654	52,755	52,755	58,645
Accident & Health	6,956	6,956	9,932	2,856	2,856	7,316
International Casualty	6,911	6,911	7,827	5,003	5,003	6,583
International Motor	725	725	843	520	520	652
Financial Lines	8,017	8,017	8,709	12,351	12,351	6,714
Subtotal	82,656	82,656	90,307	82,548	82,548	89,189

Finite Risk
Finite Property	-	-	-	8	8	8
Finite Casualty	2,461	2,461	2,608	3,876	3,876	4,453
Subtotal	2,461	2,461	2,608	3,884	3,884	4,461

Total	$165,334	$162,017	$184,980	$205,616	$200,855	$227,584

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2010			Twelve Months Ended December 31, 2009
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$7,861	$7,861	$6,875	$7,350	$7,350	$10,792
North American Property Catastrophe	129,065	118,844	122,941	123,373	122,120	120,892
North American Property Risk	52,165	50,435	55,724	93,451	77,088	78,413
Other Property	56,852	56,852	57,101	148,513	148,008	147,925
Marine / Aviation Proportional	6,014	6,014	6,725	8,687	8,687	9,302
Marine / Aviation Excess	13,150	13,158	13,759	17,474	17,494	21,734
International Property Proportional	16,426	16,426	15,784	16,657	16,657	15,540
International Property Catastrophe	138,640	131,646	128,395	115,705	106,966	111,356
International Property Risk	11,439	11,439	11,459	12,641	12,641	12,534
Subtotal	431,612	412,675	418,763	543,851	517,011	528,488

Casualty
Clash	14,556	14,556	14,425	15,571	15,571	15,577
1st Dollar GL	9,738	9,738	10,076	15,298	15,298	18,026
1st Dollar Other	5,840	5,840	4,904	5,913	5,913	6,106
Casualty Excess	206,705	206,705	218,076	229,484	229,484	261,113
Accident & Health	37,574	37,574	36,938	35,235	35,235	31,377
International Casualty	28,405	28,405	29,648	28,702	28,702	32,873
International Motor	3,663	3,663	3,658	3,049	3,049	3,059
Financial Lines	22,916	22,916	26,087	23,236	23,236	20,770
Subtotal	329,397	329,397	343,812	356,488	356,488	388,901

Finite Risk
Finite Property	-	-	-	-	-	-
Finite Casualty	18,517	18,517	17,419	24,335	24,335	19,947
Subtotal	18,517	18,517	17,419	24,335	24,335	19,947

Total	$779,526	$760,589	$779,994	$924,674	$897,834	$937,336

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

	December 31, 2010			December 31, 2009
		Weighted Average	Weighted Average		Weighted Average	Weighted Average
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield

Available-for-sale securities
U.S. Government	$391,303	1.9%	2.4%	$608,697	2.9%	3.0%
U.S. Government agencies	100,547	0.7%	0.3%	101,082	0.6%	0.2%
Corporate bonds	366,900	4.9%	3.2%	476,986	5.1%	3.6%
Commercial mortgage-backed securities	203,313	5.4%	4.5%	215,020	5.5%	7.4%
Residential mortgage-backed securities	166,458	4.9%	6.0%	714,703	4.6%	5.4%
Asset-backed securities	23,568	3.6%	7.6%	59,699	2.6%	4.2%
Municipal bonds	1,537,432	4.7%	4.4%	759,501	4.2%	3.3%
Non-U.S. governments	76,306	2.9%	1.9%	578,364	3.1%	2.5%
Total Fixed Maturities	2,865,827	4.2%	3.9%	3,514,052	4.0%	3.8%
Preferred Stocks	-	-	-	3,897	29.8%	13.2%
Total	$2,865,827	4.2%	3.9%	$3,517,949	4.0%	3.8%

Trading securities
Non-U.S. dollar denominated securities:
Non-U.S. governments	$140,089	3.6%	2.2%	$100,384	4.6%	3.1%
U.S. Government agencies	15,903	1.9%	1.1%	16,423	1.9%	1.8%
Corporate bonds	68	4.5%	2.3%	77	4.5%	2.1%
Insurance-linked securities	26,086	10.7%	6.5%	25,682	10.7%	8.5%
Total	$182,146	4.5%	2.7%	$142,566	5.4%	3.9%

	December 31, 2010			December 31, 2009
	Amount	% of Total		Amount	% of Total
Credit quality of investment portfolio*
Aaa	$1,219,482	40.0%		$2,341,963	64.0%
Aa	1,033,067	33.9%		517,404	14.1%
A	470,525	15.4%		404,711	11.1%
Baa	225,928	7.4%		315,275	8.6%
Below investment grade	98,971	3.3%		81,162	2.2%
Total	$3,047,973	100.0%		$3,660,515	100.0%

Credit quality
Weighted average credit quality	Aa2			Aa2

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Available-for-Sale Security Detail
($ in thousands)

	December 31, 2010
		Unrealized	Credit		Weighted
	Fair Value	Gain (Loss)	Quality	Duration	Average Life

Available-for-sale securities
U.S. Government	$391,303	$(17,540)	Aaa	6.8

U.S. Government agencies	100,547	547	Aaa	0.4

Corporate bonds:
Industrial	240,273	12,244	A3	4.0
Insurance	60,234	2,796	A3	4.0
Utilities	58,797	2,406	A3	5.0
Finance	7,596	84	Baa1	6.5
Subtotal	366,900	17,530	A3	4.2

Commercial mortgage-backed securities	203,313	8,263	Aa2	3.3	4.7

Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	81,669	3,262	Aaa	1.8	3.4
Non-agency residential mortgage-backed securities	77,887	(25,563)	Ba3	0.2	4.0
Alt-A residential mortgage-backed securities	6,902	(3,586)	Caa2	-	4.7
Subtotal	166,458	(25,887)	A3	1.0	3.7

Asset-backed securities:
Asset-backed securities	13,320	(280)	Aaa	-	8.4
Sub-prime asset-backed securities	10,248	(4,355)	Caa3	0.5	10.4
Subtotal	23,568	(4,635)	Ba2	0.2	9.3

Municipal bonds:
State general obligation bonds	805,645	(7,336)	Aa2	7.4
Essential service revenue bonds*	369,664	864	Aa3	8.0
State income tax and sales tax bonds	160,981	300	Aa1	7.9
Other municipal bonds	137,868	600	Aa2	6.6
Pre-refunded bonds	63,274	2,303	Aa2	2.3
Subtotal	1,537,432	(3,269)	Aa2	7.3

Non-U.S. governments	76,306	1,316	Aa1	1.9

Total	$2,865,827	$(23,675)	Aa2	5.7

* Essential service revenue bonds include bonds backed by revenue from education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	December 31, 2010
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality

Top 20 Holdings by Issuer
MetLife, Inc.	$17,897	$18,525	$552	A3
Philip Morris International Inc.	14,000	15,806	1,252	A2
BHP Billiton Limited	13,000	14,130	986	A1
Marathon Oil Corporation	10,000	11,749	883	Baa1
Hewlett-Packard Company	10,000	11,137	695	A2
HCC Insurance Holdings, Inc.	10,000	10,481	406	Baa1
Anglo American plc	8,000	10,347	455	Baa1
AT&T Inc.	9,250	10,065	742	A2
Consolidated Edison, Inc.	9,400	9,812	397	A3
Mattel, Inc.	10,000	9,612	(532)	Baa2
Diageo plc	7,750	8,428	591	A3
Wal-Mart Stores, Inc.	6,541	8,000	(128)	Aa2
Snap-On Incorporated	7,000	7,687	648	Baa1
EOG Resources, Inc.	6,660	7,100	288	A3
Rio Tinto plc	5,000	6,713	439	A3
Pfizer Inc.	6,000	6,578	542	A1
American Electric Power Company, Inc.	6,000	6,561	490	Baa2
Northeast Utilities	6,000	6,445	445	A2
ArcelorMittal	5,000	6,320	(101)	Baa3
Hess Corporation	$5,000	$6,298	$201	Baa2

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	December 31, 2010
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality*

Top 10 Exposures by Jurisdiction
Illinois	$164,680	$159,844	$(6,067)	A1
Pennsylvania	115,700	116,816	(39)	Aa1
New York	110,070	110,220	(258)	Aa2
Connecticut	106,000	105,371	(2,758)	Aa2
California	97,655	103,210	2,732	A1
Massachusetts	90,655	92,931	201	Aa1
District of Columbia	78,695	79,463	681	Aa2
Texas	72,315	70,806	(1,968)	Aaa
New Jersey	59,500	59,317	(640)	Aa3
Ohio	$53,795	$52,422	$(1,567)	Aa1

Top 10 Holdings by Issuer
State of Illinois	$120,000	$115,418	$(5,500)	A1
State of California	92,665	98,071	2,741	A1
State of Connecticut	89,000	89,071	(2,057)	Aa2
State of Pennsylvania	76,700	78,196	728	Aa1
New York State Urban Development Corporation	47,000	46,224	(776)	Aaa
State of Mississippi	46,060	45,520	(1,700)	Aa2
State of Massachusetts	39,635	41,012	(698)	Aa1
State of Texas	39,900	36,787	(3,285)	Aaa
State of Ohio	37,550	36,380	(1,170)	Aa1
State of Michigan	$36,500	$35,711	$(1,072)	Aa2

	December 31, 2010
	Amount	% of Total

Credit quality of municipal bond portfolio*
Aaa	$279,571	18.2%
Aa	940,214	61.1%
A	311,705	20.3%
Baa	5,942	0.4%
Total	$1,537,432	100.0%

* Rated using external rating agencies (primarily Moody's) excluding credit enhancements from insurance entities.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009

Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$(2,274)	$17,500	$56,813	$60,078
Subsidiaries domiciled in the United States	10,768	7,213	50,978	18,548
Subsidiary domiciled in the United Kingdom	-	-	-	4
Total	$8,494	$24,713	$107,791	$78,630

Net realized gains (losses) on investments by type:
Sale of securities	$11,351	$33,078	$106,394	$80,924
Mark-to-market on trading securities	(2,857)	(8,365)	1,397	(2,294)
Total	$8,494	$24,713	$107,791	$78,630

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$10,696	$2,886	$23,835	$11,365
Subsidiaries domiciled in the United States	354	2,978	12,775	6,238
Total	$11,050	$5,864	$36,610	$17,603

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$-	$140	$7,743	$2,757
Residential mortgage-backed securities	5,553	2,583	11,178	8,358
Asset-backed securities	5,497	3,141	17,689	5,280
Preferred stocks	-	-	-	1,208
Total	$11,050	$5,864	$36,610	$17,603

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Twelve Months Ended December 31, 2010 (a)				Twelve Months Ended December 31, 2009 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and loss adjustment expenses	$604,260	$10,047	$594,213	127.1%	$620,332	$13,122	$607,210	126.9%
Change in unpaid losses and loss adjustment expenses	(132,171)	(5,378)	(126,793)		(126,020)	2,848	(128,868)
Losses and loss adjustment expenses incurred	$472,089	$4,669	$467,420		$494,312	$15,970	$478,342

	Analysis of Unpaid Losses and Loss Adjustment Expenses

	As of December 31, 2010				As of December 31, 2009
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and loss adjustment expenses	$671,846	$8,149	$663,697	30.1%	$680,487	$9,169	$671,318	28.8%
Incurred but not reported	1,545,532	763	1,544,769	69.9%	1,668,849	5,159	1,663,690	71.2%
Unpaid losses and loss adjustment expenses	$2,217,378	$8,912	$2,208,466	100.0%	$2,349,336	$14,328	$2,335,008	100.0%

(a) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses of $213 and $38, respectively.

(b) Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate gains and losses of $11,850 and $19, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended December 31, 2010				Three Months Ended December 31, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$10,619	$24,096	$884	$35,599	$5,278	$29,881	$4,415	$39,574
Net premium adjustments related to prior years' losses	(170)	607	-	437	2,620	107	-	2,727
Net commission adjustments related to prior years' losses	(144)	(293)	(985)	(1,422)	63	(1,325)	(4,804)	(6,066)
Net favorable (unfavorable) development	10,305	24,410	(101)	34,614	7,961	28,663	(389)	36,235

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(7,666)	90	-	(7,576)	(925)	(8)	-	(933)
Net premium adjustments related to prior years' losses	661	-	-	661	(281)	-	-	(281)
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	(7,005)	90	-	(6,915)	(1,206)	(8)	-	(1,214)

Total net favorable (unfavorable) development	$3,300	$24,500	$(101)	$27,699	$6,755	$28,655	$(389)	$35,021

	Twelve Months Ended December 31, 2010				Twelve Months Ended December 31, 2009
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$53,013	$113,142	$8,806	$174,961	$17,732	$73,655	$12,885	$104,272
Net premium adjustments related to prior years' losses	2,538	3,030	-	5,568	4,369	67	-	4,436
Net commission adjustments related to prior years' losses	(5,434)	4,764	(11,295)	(11,965)	6,144	4,441	(15,207)	(4,622)
Net favorable (unfavorable) development	50,117	120,936	(2,489)	168,564	28,245	78,163	(2,322)	104,086

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(16,160)	139	-	(16,021)	(3,473)	(66)	59	(3,480)
Net premium adjustments related to prior years' losses	(692)	-	-	(692)	349	-	-	349
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	(16,852)	139	-	(16,713)	(3,124)	(66)	59	(3,131)

Total net favorable (unfavorable) development	$33,265	$121,075	$(2,489)	$151,851	$25,121	$78,097	$(2,263)	$100,955

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of January 1, 2011
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$172		$155	$352	$322	$426	$396
United States	Earthquake	15		15	204	204	269	269
Pan-European	Windstorm	148		127	289	235	347	292
Japan	Earthquake	11		11	140	140	305	305
Japan	Typhoon	$6		$6	$78	$78	$93	$93

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$11	-	35
Category 4 U.S. / Caribbean Hurricane		16	-	69
Magnitude 6.9 California Earthquake		0	-	3
Magnitude 7.5 California Earthquake		$0	-	5

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.